UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 7, 2012

CrowdGather, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52143	20-2706319
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

20300 Ventura Blvd. Suite 330, Woodland Hills, CA 91364
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 435-2472

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2012, CrowdGather, Inc., a Nevada corporation (the “Registrant”), held its 2012 Annual Meeting of Shareholders. At the meeting, the Registrant’s shareholders re-elected Sanjay Sabnani, Jonathan Dariyanani, James Sacks, and Chuck Timpe to serve a one-year term and be subject to re-election next year. The biographies of Messrs. Sabnani, Dariyanani, Sacks, and Timpe, which are included in the Registrant’s Definitive Proxy Statement filed on September 11, 2012, are hereby incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Shareholders

On November 7, 2012, the Registrant held its annual meeting of shareholders at the Registrant’s offices. During the annual meeting of shareholders, votes were held on the following matters:

1. To re-elect four directors, Sanjay Sabnani, Jonathan Dariyanani, James Sacks, and Chuck Timpe, to serve as directors until the next annual meeting of stockholders or until their successors are duly elected and qualified.

2. To ratify the selection of Q Accountancy Corporation as the Registrant’s independent registered public accounting firm for the 2013 fiscal year.

Only stockholders of record at the close of business on September 21, 2012 were entitled to vote at the annual meeting. The inspector of elections determined that the shares represented at the meeting in person and by proxy constituted a quorum. The stockholders approved all of the proposals set forth above and elected the four individuals listed above to serve as directors. No other business was brought before the Annual Meeting.

The disclosure in Item 5.02 is incorporated herein by reference.

The Registrant intends to issue a press release to announce the results of the 2012 Annual Meeting of Shareholders held on November 7, 2012.  A copy of the press release is attached hereto as Exhibit 99.1

The Registrant is furnishing the information in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

99.1	Press Release dated November 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CrowdGather, Inc.

Date: November 7, 2012	By:	/s/ Sanjay Sabnani
Sanjay Sabnani Chief Executive Officer